UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

EXOPACK HOLDING CORP.

(Exact name of registrant specified in its charter)

Delaware	333-136559	76-0678893
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3070 Southport Road, Spartanburg, SC		29302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (864) 596-7140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Officer

On August 13, 2012, Miles W. McHugh resigned as Chief Financial Officer and Secretary of Exopack Holding Corp. (the “Company”). Mr. McHugh has agreed to assist the Company with certain transition services for a mutually agreeable period of time. The Company intends to conduct a search for a new Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: August 14, 2012	By:	/s/ Jack E. Knott
	Name:	Jack E. Knott
	Title:	Executive Chairman of the Board